PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                 680 8th Street
                           Des Moines, Iowa 50392-2080

                                                               November 13, 2006

Dear Contract Owner:

     A Special Meeting of Shareholders of Principal Variable Contracts Fund, Inc. ("PVC") will be held at 680 8th Street, Des Moines, Iowa 50392-2080, on December 15, 2006 at 2:00 p.m., Central Time.

         At the Meeting, shareholders of the Equity Income Account (the "Acquired Fund") will be asked to consider and approve a proposed Plan of Reorganization (the "Plan") pursuant to which the Acquired Fund will be combined into the Equity Income Account I (the "Acquiring Fund").

         As an investor through a variable annuity contract or variable life insurance policy issued through Principal Life Insurance Company ("Principal Life"), you can instruct Principal Life as to how to vote on the proposal. At the special meeting of shareholders, Principal Life will vote on the proposal as instructed by you and other investors holding contracts or policies through Principal Life.

         Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate (the "Reorganization"). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder's shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange on the closing date of the Reorganization. Shareholders of the Acquired Fund will receive Class 1 shares of the Acquiring Fund. If approved by shareholders of the Acquired Fund, the Reorganization is expected to occur as of the close of regularly scheduled trading on the New York Stock Exchange on January 5, 2007.

         As you may know, on July 25, 2006, Principal Financial Group, Inc. and its subsidiary, Principal Management Corporation ("PMC"), the investment advisor to the Acquired and Acquiring Funds, entered into an agreement with Washington Mutual, Inc. to acquire all the outstanding stock of its subsidiary, WM Advisors, Inc. ("WMA"), and WMA's two subsidiaries, WM Funds Distributor, Inc. and WM Shareholder Services, Inc. (the "Transaction"). The Reorganization arises out of the Transaction, which contemplates combining the series of WM Variable Trust, each of which is advised by WMA, into PVC. This includes the reorganization of the WMVT Equity Income Fund into the Equity Income Account I, a newly-created series of PVC that was set up as the Acquiring Fund involved in the Reorganization described in the enclosed Proxy Statement/Prospectus to acquire the assets of both the WMVT Equity Income Fund and the Equity Income Account of PVC (collectively, the "WMVT Fund Reorganizations") (the WMVT Equity Income Fund is referred to herein as the "WMVT Acquired Fund"). The closing of the Transaction is expected to occur in the fourth quarter of this calendar year, subject to certain regulatory and other approvals.

         The reorganization of the Acquired Fund into the Acquiring Fund will not be effected unless the Acquiring Fund first acquires substantially all of the assets of the WMVT Acquired Fund.

         The Board of Directors of PVC has unanimously approved the Reorganization and concluded that the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization. The Acquiring Fund is a new fund, which has investment objectives and strategies that are identical to those of the WMVT Acquired Fund and substantially similar to those of the Acquired Fund. Accordingly, after the Reorganization, it should be reasonable for shareholders to have the same investment expectations. Shareholders in the Acquired Fund may benefit from the Acquiring Fund's larger asset base resulting from the addition of the WMVT Acquired Fund's assets. As a result of the Reorganization, the Acquiring Fund may have improved prospects for growth, may operate more efficiently and may have greater potential for attendant reductions in overall expenses.

         The value of your investment will not be affected by the Reorganization. Furthermore, in the opinion of legal counsel, no gain or loss will be recognized by any shareholder for federal income tax purposes as a result of the Reorganization. Finally, none of the Acquired Fund, the Acquiring Fund or their shareholders will incur any fees or expenses in connection with the Reorganization (other than trading costs associated with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible).

                                                       * * *
         Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement/Prospectus, and a voting instruction card for the shares of the Acquired Fund attributable to your variable contract or policy as of October 6, 2006, the record date for the meeting. Please read these materials carefully. We urge you to complete and mail your voting instruction card(s) promptly in the enclosed postage-paid envelope, allowing sufficient time for receipt by December 15, 2006.

         THE BOARD OF DIRECTORS OF PVC UNANIMOUSLY RECOMMENDS THAT YOU INSTRUCT PRINCIPAL LIFE TO VOTE FOR THE PROPOSAL.

         YOUR VOTING INSTRUCTIONS ARE IMPORTANT. YOU CAN INSTRUCT PRINCIPAL LIFE HOW TO VOTE BY COMPLETING THE ENCLOSED VOTING INSTRUCTION CARD. A SELF-ADDRESSED POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.

         We appreciate your taking the time to respond to this important matter. If you have any questions regarding the Reorganization, please call our shareholder services department toll free at 1-800-247-4123.

                                        Sincerely,

                                        /s/ Ralph C. Eucher

                                        Ralph C. Eucher
                                        President and Chief Executive Officer

                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                 680 8th Street
                           Des Moines, Iowa 50392-2080

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the Equity Income Account:

         Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Equity Income Account, a series of Principal Variable Contracts Fund, Inc. ("PVC"), will be held at 680 8th Street, Des Moines, Iowa 50392-2080, on December 15, 2006 at 2:00 p.m., Central Time. The Meeting is being held to consider and vote on the following proposal as well as any other business that may properly come before the Meeting or any adjournment thereof:

Proposal Approval of a Plan of Reorganization providing for the reorganization of the Equity Income Account into the Equity Income Account I.

         A Proxy Statement/Prospectus providing information about the Proposal is included with this notice.

         The Board of Directors of PVC recommends that shareholders vote FOR the Proposal.

         Approval of the Proposal will require the affirmative vote of the holders of at least a "Majority of the Outstanding Voting Securities" (as defined in the accompanying Proxy Statement/Prospectus) of the Acquired Fund.

         Each shareholder of record at the close of business on October 6, 2006 is entitled to receive notice of and to vote at the Meeting.

         Please read the attached Proxy Statement/Prospectus.

                                        By order of the Board of Directors

                                        Ralph C. Eucher
                                        President and Chief Executive Officer

November 13, 2006
Des Moines, Iowa

                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                 680 8th Street
                           Des Moines, Iowa 50392-2080


                           PROXY STATEMENT/PROSPECTUS
                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 15, 2006

                        RELATING TO THE REORGANIZATION OF
           THE EQUITY INCOME ACCOUNT INTO THE EQUITY INCOME ACCOUNT I

         This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of Directors (the "Board" or "Directors") of Principal Variable Contracts Fund, Inc. ("PVC") of proxies to be used at a Special Meeting of Shareholders of PVC to be held at 680 8th Street, Des Moines, Iowa 50392-2080, on December 15, 2006, at 2:00 p.m., Central Time (the "Meeting").

         All shares of the Acquired Fund are owned of record by sub-accounts of separate accounts ("Separate Accounts") of Principal Life Insurance Company ("Principal Life") established to fund benefits under variable annuity contracts and variable life insurance policies (each a "Contract") issued by Principal Life. Persons holding Contracts are referred to herein as "Contract Owners."

         At the Meeting, shareholders of the Equity Income Account , a series of PVC (the "Acquired Fund"), will be asked to consider and approve a proposed Plan of Reorganization (the "Plan") providing for the reorganization of the Acquired Fund into the Equity Income Account I, also a series of PVC (the "Acquiring Fund").

         Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate (the "Reorganization"). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder's shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange ("NYSE") on the closing date of the Reorganization. Shareholders of the Acquired Fund will receive Class 1 shares of the Acquiring Fund. If approved by shareholders of the Acquired Fund, the Reorganization is expected to occur as of the close of regularly scheduled trading on the NYSE on January 5, 2007 (the "Effective Time"). As described more fully below, the Reorganization is contingent on the Acquiring Fund first acquiring substantially all of the assets of the WMVT Equity Income Fund. The terms and conditions of the Reorganization are more fully described below in this Proxy Statement/Prospectus and in the Plan of Reorganization, which is attached hereto as Appendix A.

         This Proxy Statement/Prospectus contains information shareholders should know before voting on the Reorganization. Please read it carefully and retain it for future reference. The Annual and Semi-Annual Reports to Shareholders of PVC contain additional information about the investments of the Acquired Fund, and the Annual Report contains discussions of the market conditions and investment strategies that significantly affected the Acquired Fund during its fiscal year ended December 31, 2005. Copies of these reports may be obtained at no charge by calling our shareholder services department toll free at 1-800-247-4123.

         A Statement of Additional Information dated November 13, 2006 (the "Statement of Additional Information") relating to this Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Proxy Statement/Prospectus. The Prospectuses and Statement of Additional Information of PVC (the "PVC Prospectus" and the "PVC SAI," respectively), each dated May 1, 2006 and as supplemented, have been filed with the SEC and, insofar as they relate to the Acquired Fund, are incorporated by reference into this Proxy Statement/Prospectus. Copies of these documents may be obtained without charge by writing to PVC at the address noted above or by calling our shareholder services department toll free at 1-800-247-4123. You may also call our shareholder services department toll fee at 1-800-247-4123 if you have any questions regarding the Reorganization.

         PVC is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act") and files reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549-0102 (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090). Such materials are also available on the SEC's EDGAR Database on its Internet site at www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email request addressed to publicinfo@sec.gov or by writing to the SEC's Public Reference Room.

         The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

        The date of this Proxy Statement/Prospectus is November 13, 2006.

                                TABLE OF CONTENTS

                                                                            Page
Introduction      ..........................................................   8
Overview of the Proposed Reorganization     ................................  10
Proposal          Approval of a Plan of Reorganization providing
                  for the reorganization of the Equity Income Account
                  into the Equity Income Account I..........................  12
Risks of Investing in the Funds  ...........................................  22
Hedging and Other Strategic Transactions     ...............................  26
Certain Investment Strategies and Related Risks
     of the Acquiring Fund  ................................................  27
Information About the Reorganization    ....................................  35
     Plan of Reorganization.................................................  35
     Reasons for the Reorganization.........................................  36
     Board Consideration of the Reorganization..............................  37
     Description of Securities to Be Issued.................................  39
     Federal Income Tax Consequences........................................  39
Capitalization .............................................................  40
Additional Information About the Funds    ..................................  41
     Multiple Classes of Shares.............................................  41
     Pricing of Shares......................................................  41
     Dividends and Distributions............................................  42
     Purchases and Redemptions of Shares....................................  42
     Frequent Trading and Market Timing (Abusive Trading Practices).........  43
     Disclosure of Portfolio Holdings.......................................  44
Voting Information  ........................................................  44
Outstanding Shares and Share Ownership       ...............................  46
Financial Statements  ......................................................  46
Legal Matters     ..........................................................  46
Other Information  .........................................................  46

Appendix A        Plan of Reorganization.................................... A-1
Appendix B        Debt Security Ratings..................................... B-1



                                  INTRODUCTION

         This Proxy Statement/Prospectus is furnished in connection with the solicitation by PVC's Board of Directors (the "Board" or "Directors") of proxies to be used at a Special Meeting of Shareholders of the Acquired Fund to be held at 680 8th Street, Des Moines, Iowa 50392-2080, on December 15, 2006, at 2:00 p.m., Central Time (the "Meeting"). The purpose of the Meeting is for shareholders of the Acquired Fund to consider and vote upon the proposed reorganization of the Acquired Fund into the Acquiring Fund, each a series of PVC. All shareholders of record of the Acquired Fund at the close of business on October 6, 2006 (the "Record Date") are entitled to one vote for each share (and fractional votes for fractional shares) of the Acquired Fund held on the Record Date.

         Principal Variable Contracts Fund, Inc. and the Acquired and Acquiring Funds. PVC is a Maryland corporation and an open-end management investment company registered under the 1940 Act. PVC is a series mutual fund and, at the time of the Reorganization, will offer 41 separate series or funds, including the Acquired and Acquiring Funds (the "PVC Funds"). Presently, PVC issues only one class of shares but is authorized to issue two classes of shares, Class 1 and Class 2. Acquired Fund shareholders own Class 1 shares, which are sold to Separate Accounts. Class 1 shares are the only class of shares of the Acquired Fund affected by the Reorganization described in the Proxy Statement/Prospectus. Class 2 shares will commence operations at the effective time of the WMVT Fund Reorganization (defined below). At that time, Class 1 and Class 2 shares will be offered to Separate Accounts and to retirement plans.

         The sponsor of PVC is Principal Life, the investment advisor to each of the PVC Funds, including the Acquired and Acquiring Funds, is Principal Management Corporation ("PMC") and the principal underwriter for PVC is Princor Financial Services Corporation ("Princor"). Principal Life, an insurance company organized in 1879 under the laws of Iowa, PMC and Princor are indirect, wholly-owned subsidiaries of Principal Financial Group, Inc. ("PFG"), a Delaware corporation and publicly owned financial services company. Their address is the Principal Financial Group, Des Moines, Iowa 50392-2080.

         Pursuant to a management agreement with PVC with respect to each of the Acquired and the Acquiring Funds, PMC provides investment advisory services and certain corporate administrative services to the Funds. As permitted by the management agreements, PMC has entered into sub-advisory agreements with sub-advisors as follows:

                              Sub-Advisor(s)
        Acquired Fund      Principal Global Investors LLC ("Principal Global")
       Acquiring Fund      Washington Mutual Advisors, Inc. ("WMA")

         As permitted by its sub-advisory agreement with PMC, Principal Global has entered into sub-sub-advisory agreements with Principal Real Estate Investors LLC ("Principal - REI") and Spectrum Asset Management, Inc. ("Spectrum") with respect to the Acquired Fund.

         Each of PMC, the sub-advisors and the sub-sub-advisors is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. Under its sub-advisory agreement, each sub-advisor assumes the obligations of PMC to provide investment advisory services for a specific Fund. Sub-advisors to the Acquired and Acquiring Funds are compensated by PMC, not by the Funds. Under its sub-sub-advisory agreement, each sub-sub-advisor assumes the obligations of Principal Global to provide investment advisory services for a specified portion of the Acquired Fund's portfolio. The sub-sub-advisors are compensated by Principal Global, not by the Acquired Fund.

         Principal Global is an indirect wholly-owned subsidiary of PFG. Principal - REI, an indirect wholly-owned subsidiary of Principal Life and an affiliate of PMC, was founded in 2000. It manages investments for institutional investors, including Principal Life. As of December 31, 2005, Principal - REI, together with its affiliated asset management companies, had approximately $32.0 billion in assets under management. Principal - REI's address is 801 Grand Avenue, Des Moines, Iowa 50392. Spectrum is an indirect subsidiary of Principal Life and an affiliate of Principal Global and a member of the Principal Financial Group. Spectrum was founded in 1987. Its address is 4 High Ridge Park, Stamford, Connecticut 06905. As of December 31, 2005, Spectrum, together with its affiliated asset management companies, had approximately $13.2 billion in assets under management. WMA presently is an indirect wholly-owned subsidiary of Washington Mutual, Inc. ("WaMu"), a publicly-owned financial services company, and is located at 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101. As described in greater detail below, PFG has entered into an agreement to acquire WMA.

         The WMA Acquisition. On July 25, 2006, PFG and its subsidiary, PMC, entered into an agreement with WaMu and New American Capital, Inc. ("NAC"), a wholly-owned subsidiary of WaMu and the immediate parent of WMA, to acquire all the outstanding stock of WMA and WMA's two subsidiaries, WM Funds Distributor, Inc. ("WMFD") and WM Shareholder Services, Inc. ("WMSS") (the "Transaction"). The Reorganization described in this Proxy Statement/Prospectus arises out of the Transaction, which contemplates, among other things, the reorganization of the WMVT Equity Income Fund, a series of WM Variable Trust ("WMVT") that is advised by WMA (the "WMVT Acquired Fund"), into the Acquiring Fund (the "WMVT Fund Reorganization"). The closing of the Transaction is expected to occur in the fourth quarter of this calendar year, subject to certain regulatory and other approvals. After the Transaction, each of WMA, WMFD and WMSS will be an indirect wholly-owned subsidiary of PFG.

         The reorganization of the Acquired Fund into the Acquiring Fund will not be effected unless the Acquiring Fund first acquires substantially all of the assets of the WMVT Acquired Fund. In other words, completion of the Reorganization proposed for the Acquired Fund is contingent upon the consummation of the reorganization proposed for the WMVT Acquired Fund pursuant to the WMVT Fund Reorganization. One of the conditions to the closing of the WMVT Fund Reorganization is that PVC must obtain from the SEC an exemptive order under the 1940 Act that will permit it, subject to certain conditions, to sell its shares to fund both variable life insurance and variable annuity separate accounts, to fund separate accounts of unaffiliated insurance companies, to qualified retirement plans and to certain other persons. PVC has been selling its shares under circumstances that do not require that kind of exemptive relief. PVC, however, will have to obtain the exemptive relief, which is comparable to that which WMVT previously has obtained, in order to continue the business of WMVT after the closing of the WMVT Fund Reorganization. PVC has filed an application with the SEC requesting such relief. The WMVT Fund Reorganization will not close until the SEC has issued an order granting the exemptive relief that PVC requires in order to continue the business of WMVT after the closing of the WMVT Fund Reorganization.

         The impact of the WMVT Fund Reorganization on the Acquiring Fund is reflected in the information under the headings "Fees and Expenses of the Funds," "Proposal" and "Capitalization" below.

                     OVERVIEW OF THE PROPOSED REORGANIZATION

         At its meeting held on September 11, 2006, the Board of Directors, including all the Directors who are not "interested persons" (as defined in the 1940 Act) of PVC (the "Independent Directors"), approved a Plan of Reorganization (the "Plan") providing for the reorganization of the Acquired Fund into the Acquiring Fund. The Board of Directors concluded that the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization. The Reorganization contemplates: (i) the transfer of all the assets, subject to all of the liabilities, of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund; (ii) the distribution to Acquired Fund shareholders of Acquiring Fund shares; and (iii) the liquidation and termination of the Acquired Fund.

         As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. In the Reorganization, the Acquiring Fund will issue a number of shares with a total value equal to the total value of the net assets of the Acquired Fund, and each shareholder of the Acquired Fund will receive a number of full and fractional shares of the Acquiring Fund with a value equal to the value of that shareholder's shares of the Acquired Fund, as of the close of regularly scheduled trading on the NYSE on the closing date of the Reorganization (the "Effective Time"). The closing date for the Reorganization is expected to be January 5, 2007. Shareholders of the Acquired Fund will receive Class 1 shares of the Acquiring Fund. The terms and conditions of the Reorganization are more fully described below in this Proxy Statement/Prospectus and in the Plan of Reorganization, which is attached hereto as Appendix A.

         The Reorganization will permit PVC to substitute for the Acquired Fund an Acquiring Fund that the Board believes will produce higher returns for shareholders. The Acquiring Fund is a new fund, which has investment objectives and strategies that are identical to those of the WMVT Acquired Fund and are substantially similar to those of the Acquired Fund. Accordingly, after the Reorganization, it should be reasonable for shareholders to have the same investment expectations. The persons responsible for the day-to-day management of the WMVT Acquired Fund will be responsible for the day-to-day management of the Acquiring Fund. This is important to keep in mind because, for the one-and five-year periods ended December 31, 2005 as well as since each Fund's inception, the WMVT Acquired Fund has generated performance results that are greater than the returns of the Acquired Fund. Although past performance is no guarantee of future results, shareholders may want to compare the performance record of the Acquired Fund to the WMVT Acquired Fund's performance record because that information will provide an indication of the risks of investing in the Funds. Moreover, Acquired Fund shareholders may benefit from the Acquiring Fund's larger asset base resulting from the addition of the WMVT Acquired Fund's assets. As a result of the Reorganization, the Acquiring Fund may have improved prospects for growth, may operate more efficiently and may have greater potential for attendant reductions in overall expenses.

         The factors that the Board considered in deciding to approve the Reorganization are discussed below under "Information About the Reorganization -- Board Consideration of the Reorganization."

         In the opinion of legal counsel, the Reorganization will qualify as a tax-free reorganization and, for federal income tax purposes, no gain or loss will be recognized as a result of the Reorganization by the Acquired Fund, the Acquiring Fund or any shareholder of the Acquired or Acquiring Funds. See "Information About the Reorganization -- Federal Income Tax Consequences."

         The Reorganization will not result in any material change in the purchase and redemption procedures followed with respect to the distribution of shares. See "Additional Information About the Funds -- Purchases and Redemptions of Shares."

         None of the Acquired Fund, Acquiring Fund or their shareholders will incur any fees or expenses in connection with the Reorganization (other than trading costs associated with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible). While it is not possible to determine with specificity the extent of such trading costs, they are not expected to be significant.

                                    PROPOSAL

               APPROVAL OF A PLAN OF REORGANIZATION PROVIDING FOR
                 THE REORGANIZATION OF THE EQUITY INCOME ACCOUNT
                        INTO THE EQUITY INCOME ACCOUNT I

                         Overview of the Reorganization

         Shareholders of the Equity Income Account (the "Acquired Fund") are being asked to approve the reorganization of the Acquired Fund into the Equity Income Account I (the "Acquiring Fund"). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of the Proposed Reorganization."

         The Acquiring Fund is a new series of PVC that will commence operations at the effective time of the related WMVT Fund Reorganization, which is scheduled to occur immediately before the Reorganization. Pursuant to the WMVT Fund Reorganization described under "Introduction" above, it is proposed that the WMVT Acquired Fund will be reorganized into the Acquiring Fund. Consummation of the reorganization of the Acquired Fund into the Acquiring Fund is contingent upon the consummation of the reorganization of the WMVT Acquired Fund into the Acquiring Fund.

                   Comparison of Acquired and Acquiring Funds

           Equity Income Account                  Equity Income Account I
              (Acquired Fund)                         (Acquiring Fund)
Business:
         A separate series of PVC.                A separate series of PVC.

Net Assets as of 06/30/06:
         $125,530,636 (unaudited)                           None*
                                           *The Acquiring Fund will commence
                                            operations upon the consummation of
                                            the related WMVT Reorganization,
                                            which is scheduled to occur
                                            immediately before consummation of
                                            the Reorganization. At June 30,
                                            2006, the WMVT Acquired Fund had net
                                            assets of $325,061,000 (unaudited).
Investment Advisor:
                    PMC                                      PMC

Sub-Advisor:
             Principal Global                                WMA

Portfolio Manager:

Dirk  Laschanzky,  CFA. As a portfolio  manager at Principal            Joseph T. Suty,  CFA. Mr. Suty,  Vice  President  and Senior
Global,  Mr.  Laschanzky is responsible for asset allocation            Portfolio  Manager  of WMA,  has  been  responsible  for the
and provides advice to clients  concerning  their portfolios            day-to-day  management of the  Acquiring  Fund since October
across all asset classes.  Prior to joining Principal Global            2005.  Prior to joining  WMA in  September  2005,  Mr.  Suty
in 1997,  he was a  portfolio  manager  and analyst for over            managed personal and foundation portfolios from January 2005
seven  years at AMR  Investment  Services  where he  managed            until August 2005.  From December 1991 until  December 2004,
short-term  money  market  funds  and  was  responsible  for            Mr. Suty was a portfolio  manager of large-cap  value stocks
American  Airlines' pension plan investment  management.  He            at  Washington  Capital  Management,  Inc.,  where  he was a
also served as a financial analyst for American Airlines. He            principal and director of the firm.
received an MBA and BA, both in Finance, from the University of  Iowa.  He has  earned  the  right  to use the  Chartered
Financial Analyst designation.

Sub-Sub-Advisors:
         Principal - REI
         Spectrum

Portfolio Managers:
   Kelly D. Rush, CFA. Mr. Rush directs the Real Estate Investment Trust (REIT) activity for a member company of the Principal Financial Group. Mr. Rush joined the Principal Financial Group in 1987 and has been dedicated to public real estate investments since 1995. His experience includes the structuring of public real estate transactions that included commercial mortgage loans and the issuance of unsecured bonds. He received his Master's degree and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

   L. Phillip Jacoby. Mr. Jacoby is Sr. Vice President and Portfolio Manager for Spectrum and chairman of Spectrum's Investment Committee. Prior to joining Spectrum in 1995, he was a senior investment officer at USL Capital Corporation, a subsidiary of Ford Motor Corporate, and co-managed a $600 million preferred stock portfolio. He earned his BS in Finance from Boston University.

   Bernard M. Sussman. Mr. Sussman is Chief Investment Officer of Spectrum and Chair of its Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was a general partner and head of the Preferred Stock area of Goldman Sachs & Co. He was responsible for sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid
   (MIPS) market. He earned both an MBA in Finance and a Bachelor's degree in Industrial Relations from Cornell University.

Investment Objective:
   The Acquired Fund seeks to achieve high current income and long-term growth of income and capital. The Acquiring Fund seeks to provide a relatively high level of current income and long-term growth of income and capital.

Principal Investment Strategies:
   The Acquired Fund seeks to achieve its objective by investing primarily in equity securities (such as common stocks), preferred securities, shares of real estate investment trusts (REITs) and convertible securities. In selecting securities, Principal Global places an emphasis on securities with potentially high dividend yields. Under normal market conditions, the Acquired Fund invests at least 80% of its assets in equity securities. The Acquired Fund may invest up to 20% of its assets in securities of foreign companies.

   When determining how to invest the Acquired Fund's assets in equity securities, Principal Global seeks stocks that it believes are undervalued in the marketplace at the time of purchase. Securities for the Acquired Fund are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on:
   -- the determination that a stock is selling below its fair market value;

   -- an early recognition of changes in a company's underlying fundamentals;

   -- an evaluation of the sustainability of fundamental changes; and

   -- monitoring a stock's behavior in the market.

   The equity investment philosophy of Principal Global is based on the belief that superior stock selection is the key to consistent out-performance. Principal Global believes superior stock selection may be achieved by a combination of systematically evaluating company fundamentals and in-depth original research. Principal Global focuses on four critical drivers of stock performance: improving business fundamentals; sustainable competitive advantages; rising investor expectations; and attractive relative valuation. To leverage its stock selection skills as the primary drivers of relative performance.

   Principal Global seeks to maximize global information advantages and neutralize unintended portfolio risks. Principal Global focuses its stock selection on established companies that it believes have a sustainable competitive advantage. Principal Global constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Acquired Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.
   The Acquiring Fund invests primarily (normally at least 80% of its net assets, plus any borrowings for investment purposes) in dividend-paying common stocks and preferred stocks.

   In selecting investments for the Acquiring Fund, WMA looks for investments that provide regular income in addition to some opportunity for capital appreciation. Equity investments are typically made in "value" stocks currently selling for less than WMA believes they are worth.

   The Acquiring Fund may:

     --   invest  in   fixed-income   securities  of  any  maturity,   including
          mortgage-backed    securities,   U.S.   government   securities,   and
          asset-backed securities;

     -- invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds");

     -- purchase or sell U.S. government securities or collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of the market value of its total net assets;

     --   invest up to 20% of its assets in REIT securities; and

     -- invest up to 25% of its assets in U.S. dollar-denominated securities of foreign issuers.

     --   may write (sell) covered call options.


Portfolio Turnover Rates:
   The Acquired Fund's portfolio turnover rates were:

   -- 97.5% for the six months ended 06/30/06 (unaudited) (annualized); -- 84.7% for the fiscal year ended 12/31/05; and -- 137.2% for the fiscal year ended 12/31/04.

   The WMVT Acquired Fund's portfolio turnover rates were:*

   -- 36% for the six months ended 06/30/06 (unaudited); -- 46% for the fiscal year ended 12/31/05; and -- 26% for the fiscal year ended 12/31/04.

   * The Acquiring Fund will commence operations upon the consummation of the related WMVT Reorganization, which is scheduled to occur immediately before consummation of the Reorganization. The investment objectives and strategies of the Acquiring Fund are identical to those of the WMVT Acquired Fund.

Hedging and Other Strategic Transactions:
   Both the Acquired Fund and the Acquiring Fund are authorized to use derivative instruments (financial arrangements the value of which is based on, or derived from, a security, asset or market index) such as options, futures contracts, options on futures contracts and swaps to hedge against changing interest rates, security prices or currency exchange rates and for other strategic purposes.

Temporary Defensive Investing:
   For temporary defensive purposes in times of unusual or adverse market conditions, both the Acquired Fund and the Acquiring Fund may invest in cash and cash equivalents. In taking such defensive measures, either Fund may fail to achieve its investment objective.

               Comparison of Investment Objectives and Strategies

         The investment objectives and principal investment strategies of the Acquired and Acquiring Funds are substantially similar. Both seek high current income and long-term growth of income and capital. Both Funds pursue their objectives by investing primarily in equity securities, such as common and preferred stock and shares of REITs, that provide for regular income and the potential for capital appreciation. Both the Acquired and Acquiring Funds employ a value investing approach, seeking out investment opportunities that their respective sub-advisors believe are undervalued in the marketplace. While the Acquired Fund may invest up to 20% of its assets in foreign companies, the Acquiring Fund may invest up to 25% of its assets in U.S. dollar denominated securities of foreign issuers. In addition, the Acquiring Fund may invest up to 20% of its assets in fixed-income securities of any maturity, including below-investment grade fixed-income securities.

         Additional information about the investment strategies and the types of securities in which the Acquired and Acquiring Funds may invest is contained in, respectively, the PVC SAI and the Statement of Additional Information.

         The investment objective of each Fund may be changed by the Board without shareholder approval.

         The PVC SAI and the Statement of Additional Information provide further information about the portfolio manager(s) for the respective Funds, including information about compensation, other accounts managed and ownership of fund shares.

         The various hedging strategies available to the Funds are described in more detail below under "Hedging and Other Strategic Transactions."

         For an explanation of debt security ratings, see Appendix B to this Proxy Statement/Prospectus.

                    Comparison of Principal Investment Risks

         In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because the Funds have substantially similar investment objectives and strategies as described above, they have substantially the same risks. These include, in addition to credit and counterparty risk, liquidity risk, market risk and management risk, which are common to all funds, the following risks:

Risks Applicable to Both Funds:
-- Equity Securities Risk    -- Value Stock Risk
-- Exchange Rate Risk        -- Real Estate Securities Risk
-- Prepayment or Call Risk   -- Fund-of-Funds Risk
-- Foreign Securities Risk
-- Derivatives Risk

Additional Risks Applicable to the Acquired Fund:
-- Active Trading Risk

               Additional Risks Applicable to the Acquiring Fund:
-- Fixed-Income Securities Risk              -- High Yield Securities Risk
-- U.S. Government Securities Risk           -- Small Company Risk

         All of the above named risks are more fully described below under "Risks of Investing in the Funds."

         Certain risks of investing in the Acquiring Fund are more fully described under the heading "Certain Investment Strategies and Related Risks of the Acquiring Fund" in this Proxy Statement/Prospectus and the Statement of Additional Information. The risks of investing in the Acquired Fund are more fully described in the PVC Prospectus and the PVC SAI.

                         Fees and Expenses of the Funds

         The table below compares the fees and expenses of the Class 1 shares of the Acquired and Acquiring Funds. The expense ratios and examples below do not reflect fees and expenses of any Contract issued by Principal Life that may use PVC as an underlying investment medium. If such fees and expenses had been reflected, the expense ratios and shareholder expenses would be higher.

Fees and Expenses as a % of average daily net assets

         The following table shows: (a) the ratios of expenses to average net assets of the Class 1 shares of the Acquired Fund for the fiscal year ended December 31, 2005; and (b) the pro forma expense ratios of the Class 1 shares of the Acquiring Fund for the fiscal year ending December 31, 2007 assuming both the Reorganization and the WMVT Fund Reorganization. The Acquiring Fund is a new series of PVC that will commence operations at the effective time of the WMVT Fund Reorganization, which is scheduled to occur immediately before the Reorganization.
                         Annual Fund Operating Expenses

                                    Management      Other   Total Operating
                                       Fees       Expenses     Expenses
--------------------------------------------------------------------------
(a) Equity Income Account              0.60%        0.06%        0.66%
      (Acquired Fund)

(b) Equity Income Account I(1)(2)      0.52%        0.01%        0.53%
     (Acquiring Fund)
     (Pro forma estimated expenses assuming
     WMVT Fund Reorganization)
-----------------------
   (1) The Acquiring Fund will not issue shares prior to the effective time of the WMVT Fund Reorganization, which is scheduled to occur immediately before the Reorganization. The estimated expenses for the year ending December 31, 2007 shown in the table are based on the fees which will be in effect and on the other expenses which it is estimated the Acquiring Fund will incur subsequent to the Effective Time of the Reorganization. The fees and expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis after the Reorganization. They are likely to be different from the expenses of the Acquiring Fund for financial reporting purposes for the fiscal year ending December 31, 2007 because, assuming the WMVT Fund Reorganization is consummated, the Acquiring Fund will carry forward the financial statements of the WMVT Acquired Fund and report historical information of the WMVT Acquired Fund for periods prior to the Effective Time of the Reorganization as its own.

   (2) PMC has contractually agreed to limit the Acquiring Fund's expenses attributable to Class 1 shares and, if necessary, pay expenses normally payable by the Acquiring Fund, through the period ending February 28, 2008. The expense limit will maintain for Class 1 shares a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.66%.

Examples: The following examples are intended to help you compare the costs of investing in Class 1 shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular Fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. The examples should not be considered a representation of future expenses of the Acquired or Acquiring Fund. Actual expenses may be greater or less than those shown.

                                 1 Year       3 Years      5 Years     10 Years
                                 ----------------------------------------------
Equity Income Account              $67         $211         $368         $822
   (Acquired Fund)

Equity Income Account I            $54         $170         $296         $665
   (Acquiring Fund)
   (Pro forma estimated expenses
   assuming WMVT Fund Reorganization)

Investment Management Fees/Sub-Advisory Arrangements

         The Acquired Fund and the Acquiring Fund each pay their investment advisor, PMC, an advisory fee, which is calculated as a percentage of each Fund's average daily net assets pursuant to the following fee schedules:

        Equity Income Account                    Equity Income Account I
           (Acquired Fund)                          (Acquiring Fund)
--------------------------                          -----------------
  0.60% of the first $100 million;          0.60% of the first $100 million;
   0.55% of the next $100 million;           0.55% of the next $100 million;
   0.50% of the next $100 million;           0.50% of the next $100 million;
 0.45% of the next $100 million; and       0.45% of the next $100 million; and
0.40% of the excess over $400 million     0.40% of the excess over $400 million
    of average daily net assets.              of average daily net assets.

         Principal Global, Principal - REI and Spectrum directly manage the assets of the Acquired Fund as its sub-advisor and sub-sub-advisors. Assuming approval of the WMVT Fund Reorganization, WMA will manage the assets of the Acquiring Fund as its sub-advisor. For its services as sub-advisor to the Acquiring Fund, WMA will be paid a sub-advisory fee by PMC, not by the Acquiring Fund.

         A discussion of the basis of the Board of Directors' approval of the advisory and sub-advisory agreements with respect to the Acquired Fund is available in PVC's Annual Report to Shareholders for the fiscal year ended December 31, 2005.

                                   Performance

         Performance information for the Acquiring Fund is not presented because the Acquiring Fund has not yet commenced operations. Assuming the WMVT Fund Reorganization is approved, the Acquiring Fund, after the Reorganization, will assume the historical performance of the Class 1 shares of the WMVT Acquired Fund as the historical performance of the Class 1 shares of the Acquiring Fund for periods prior to the Effective Time of the Reorganization. Accordingly, for comparison purposes, the information below also shows performance information for the Class 1 shares of the WMVT Acquired Fund. The performance information in the bar charts and tables below does not reflect fees and expenses of any variable contract which may use PVC or WMVT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

         The bar charts below show how each Fund's total return has varied year-by-year, while the tables below show each Fund's performance over time (along with the returns of a broad-based market index and, in the case of the Acquired Fund, an index of funds with similar investment objectives for reference). This information may help provide an indication of each Fund's risks. Past performance does not indicate future results.

Equity Income Account (Acquired Fund)

Year-By-Year Total Return (%) as of 12/31 Each Year



[INSERT BAR CHART ACQUIRED FUND]

2.29%        19.18%      -27.70%     -12.61%     13.83%     17.60%     8.67%
1999         2000        2001        2002        2003       2004       2005






The year-to-date return as of September 30, 2006 is 13.64%

Highest return for a quarter during the period of the bar chart above:
                Q3 `00      18.18%

Lowest return for a quarter during the period of the bar chart above:
                Q3 `01      -16.65%

WMVT Equity Income Fund (WMVT Acquired Fund)

Year-By-Year Total Return (%) as of 12/31 Each Year

[INSERT BAR CHART WMVT ACQUIRED FUND]

2.49%        17.19%      7.92%       -12.51%     30.10%     19.12%     10.27%
1999         2000        2001        2002        2003       2004       2005


The year-to-date return as of September 30, 2006 is 10.67%

Highest return for a quarter during the period of the bar chart above:
                Q2 `03      15.69%

Lowest return for a quarter during the period of the bar chart above:
                Q3 `02      -14.67%

Average Annual Total Returns (%) for periods ended December 31, 2005

                                      Past         Past           Since
                                     1 Year       5 Years     Inception(1)
-----------------------------------------------------------------------
Equity Income Account
   (Acquired Fund)                   8.67%        -1.67%         3.40%
Russell 1000 Value Index*            7.05%         5.28%         5.69%
Morningstar Moderate Allocation
   Category Average*                 5.29%         2.93%         4.29%
WMVT Equity Income Fund
   (WMVT Acquired Fund)(2)          10.27%        10.04%         9.42%
S&P 500*                             4.91%         0.54%         3.09%
S&P 500/Barra Value Index*           6.33%         2.53%         4.26%
------------------
* Indices are unmanaged and individuals cannot invest directly in an index. Index performance does not reflect deductions for fees, expenses or taxes.
(1) The inception dates of the Acquired Fund and the WMVT Acquired Fund are, respectively, May 1, 1998 and April 28, 1998.
(2) The WMVT Acquired Fund's performance in 1998 benefited from the agreement of WMA and its affiliates to limit the Fund's expenses.

                         RISKS OF INVESTING IN THE FUNDS

         The principal risks of investing in the Acquired Fund and the Acquiring Fund are stated above. Each of these risks is summarized below. The risks of investing in the Acquiring Fund are further described under the heading "Certain Investment Strategies and Related Risks of the Acquiring Fund" in this Proxy Statement/Prospectus and the Statement of Additional Information. The risks of investing in the Acquired Fund are more fully described in the PVC Prospectus and the PVC SAI.

Active Trading Risk

         A fund that actively trades portfolio securities in an attempt to achieve its investment objective may have high portfolio turnover rates that may increase the fund's brokerage costs and adversely impact fund performance.

Credit and Counterparty Risk

         Each of the funds is subject to the risk that the issuer or guarantor of a fixed-income security or other obligation, the counterparty to a derivatives contract or repurchase agreement, or the borrower of a portfolio's securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Derivatives Risk

         Derivatives are investments whose values depend on or are derived from other securities or indexes. A fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

Equity Securities Risk

         Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and the price of equity securities (and their equivalents) will fluctuate. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

Exchange Rate Risk

         Because foreign securities are generally denominated in foreign currencies, the value of the net assets of a fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the funds are authorized to enter into certain foreign currency exchange transactions. In addition, the fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

Fixed-Income Securities Risk (Acquiring Fund)

     Fixed-income securities are generally subject to two principal types of risks: interest rate risk and credit quality risk.

         Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.

         Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund's investments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by a fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.

Foreign Securities Risk

         Foreign securities carry risks that are not generally found in securities of U.S. companies. These risks include the loss of value as a result of political instability and financial and economic events in foreign countries. In addition, nationalization, expropriation or confiscatory taxation and foreign exchange restrictions could adversely affect a fund's investments in a foreign country. Foreign securities may be subject to less stringent reporting, accounting and disclosure standards than are required of U.S. companies, and foreign countries may also have problems associated with and causing delays in the settlement of sales.

Fund-of-Funds Risk

         In connection with the WMVT Fund Reorganization, PVC will acquire other funds that operate as funds-of-funds (the "PVC SAM Funds"), which will invest principally in other PVC Funds, including the Acquiring Fund. In addition, PVC has six series, the LifeTime Accounts, that operate as funds-of-funds and invest principally in other PVC Funds. From time to time, an underlying fund, such as the Acquiring Fund, may experience relatively large investments or redemptions by a fund-of-funds due to reallocations or rebalancings of its assets. These transactions may have adverse effects on underlying fund performance to the extent an underlying fund is required to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so. This may be particularly important when a fund-of-funds owns a significant portion of an underlying fund. These transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains, and could increase transaction costs. In addition, when a fund-of-funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expenses for that fund.

         WMA currently serves as advisor to the WMVT SAM Funds and will serve as sub-advisor to the PVC SAM Funds after the WMVT Fund Reorganization. Principal Global serves as the sub-advisor to the PVC LifeTime Accounts. Principal Global and WMA are committed to minimizing the potential impact of fund-of- funds risk on underlying funds to the extent consistent with pursuing the investment objectives of the funds-of-funds which they manage. To the extent Principal Global or WMA manages, as advisor or sub-advisor, both a fund-of-funds and certain of its underlying funds, Principal Global and WMA may face conflicts of interest in fulfilling their responsibilities to all such funds. As of December 31, 2005, the five WMVT SAM Funds owned, in the aggregate, 55.4% of the outstanding shares of the WMVT Equity Income Fund. As of December 31, 2005, the PVC LifeTime Accounts owned, in the aggregate, 3.3% of the outstanding shares of the Acquired Fund.

High Yield Securities Risk (Acquiring Fund)

         Fixed-income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." While these securities generally provide greater income potential than investments in higher rated fixed-income securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt. High yield securities generally involve greater price volatility and may be less liquid than higher rated fixed-income securities. High yield securities are considered speculative by the major credit rating agencies.

Liquidity Risk

         A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund's ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management Risk

         The Acquired and Acquiring Funds are actively managed by their sub-advisors. The performance of a fund that is actively managed will reflect in part the ability of its portfolio manager(s) to make investment decisions that are suited to achieving the fund's investment objective. If the sub-advisor's investment strategies do not perform as expected, the fund could underperform other mutual funds with similar investment objectives or lose money.

Market Risk

         The value of a fund's portfolio securities may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund's investments are concentrated in certain sectors, its performance could be worse than the overall market.

Prepayment or Call Risk

         Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, a fund may have to reinvest the proceeds in securities with lower rates. In addition, a fund's appreciation may be limited by issuer call options having more value during times of declining interest rates.

Real Estate Securities Risk

         Real estate investments trusts (REITs) or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, changes in interest rates, and liabilities resulting from environmental problems. Equity and mortgage REITs are dependent on management skills and generally are not diversified. Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
o may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));
o may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments);
o    are subject to cash flow dependency and defaults by borrowers; and
o could fail to qualify for tax-free pass-through of income under the Internal Revenue Code.

Small Company Risk (Acquiring Fund)

         Investments in companies with smaller capitalizations may involve greater risk and price volatility than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

U.S. Government Securities Risk (Acquiring Fund)

         U.S. government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of a fund's securities do not affect interest income on securities already held by the fund but are reflected in the fund's price per share. Since the magnitude of these fluctuations generally is greater at times when a fund's average maturity is longer, under certain market conditions a fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

Value Stock Risk

         A fund's investments in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price if other investors fail to recognize the company's value and bid up the price or invest in markets favoring faster growing companies. A fund's strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.

                    HEDGING AND OTHER STRATEGIC TRANSACTIONS

         Each of the Acquired and Acquiring Funds is authorized to use a variety of investment strategies. These strategies will be used primarily for hedging purposes, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements) and managing the effective maturity or duration of debt instruments held by the Fund. Hedging refers to protecting against possible changes in the market value of securities a Fund already owns or plans to buy or protecting unrealized gains in the Fund. These strategies may also be used to gain exposure to a particular securities market. The hedging and other strategic transactions which may be used are described below:

     o    exchange-listed   and   over-the-counter   put  and  call  options  on
          securities, financial futures contracts and fixed income indices and other financial instruments,

     o    financial  futures  contracts   (including  stock  index  futures),  o
          interest rate transactions,* and o currency transactions.**

* A Fund's interest rate transactions may take the form of swaps, caps, floors and collars. ** A Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

         Collectively, these transactions are referred to in this Proxy Statement/Prospectus as "Hedging and Other Strategic Transactions." Hedging and Other Strategic Transactions may be used for the following purposes:

     o to attempt to protect against possible changes in the market value of securities held or to be purchased by a Fund resulting from securities markets or currency exchange rate fluctuations,

     o    to protect a Fund's unrealized gains in the value of its securities,

     o    to facilitate the sale of a Fund's securities for investment purposes,

     o    to manage the effective maturity or duration of a Fund's securities,

     o to establish a position in the derivatives markets as a substitute for purchasing or selling securities in a particular market, or

     o to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

         The ability of a Fund to utilize Hedging and Other Strategic Transactions successfully will depend in part on its sub-advisor's ability to predict pertinent market movements, which cannot be assured. The skills required to successfully utilize Hedging and Other Strategic Transactions are different from those needed to select a Fund's securities. While a sub-advisor will use Hedging and Other Strategic Transactions in a Fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful it could result in a loss to the Fund. These transactions may also increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risks assumed. The potential loss from the use of futures can exceed a Fund's initial investment in such contracts. In addition, these transactions could result in a loss to the Fund if the counterparty to the transaction does not perform as promised.

                        CERTAIN INVESTMENT STRATEGIES AND
                       RELATED RISKS OF THE ACQUIRING FUND

         This section provides information about certain investment strategies and related risks of the Acquiring Fund. The Statement of Additional Information contains additional information about investment strategies and their related risks.

Market Volatility

         Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Repurchase Agreements and Loaned Securities

         The Acquiring Fund may invest a portion of its assets in repurchase agreements, although this is not a principal investment strategy. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected fund bears a risk of loss. To minimize such risks, the fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

         The Acquiring Fund may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions. These transactions involve risk of loss to a fund if the counterparty should fail to return such securities to the fund upon demand or if the counterparty's collateral invested by the fund declines in value as a result of investment losses.

Reverse Repurchase Agreements

         The Acquiring Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a fund will maintain cash and appropriate liquid assets to cover its obligation under the agreement. The fund will enter into reverse repurchase agreements only with parties that the sub-advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the fund, although the fund's intent to segregate assets in the amount of the repurchase agreement minimizes this effect.

Currency Contracts

         The Acquiring Fund may enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging purposes and not as a principal investment strategy. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. The fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the fund (denominated or generally quoted or currently convertible into the currency).

         Hedging is a technique used in an attempt to reduce risk. If the fund's sub-advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the fund's investment strategy, these techniques could result in a loss. These techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the fund to deliver or receive currency.

Forward Commitments

         The Acquiring Fund may enter into forward commitment agreements, although this is not a principal investment strategy. These agreements call for the fund to purchase or sell a security on a future date at a fixed price. The Fund may also enter into contracts to sell its investments either on demand or at a specific interval.

Warrants

         The Acquiring Fund may invest in warrants, although this is not a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

High Yield Securities

         The Acquiring Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by PMC or the sub-advisor. Such securities are sometimes referred to as high yield or "junk" bonds and are considered speculative.

         Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

         Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the fund were investing in higher quality bonds.

         High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a fund may incur additional expenses to seek recovery.

         The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

         The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a fund, the fund may retain the security if PMC or the sub-advisor thinks it is in the best interest of shareholders.

Initial Public Offerings ("IPOs")

         An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

         When a fund's asset base is small, a significant portion of the fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the fund. As the fund's assets grow, the effect of the fund's investments in IPOs on the fund's performance probably will decline, which could reduce the fund's performance. Because of the price volatility of IPO shares, a fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the fund's portfolio and lead to increased expenses to the fund, such as commissions and transaction costs. By selling IPO shares, the fund may realize taxable gains it will subsequently distribute to shareholders.

Derivatives

         To the extent permitted by its investment objectives and policies, the Acquiring Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

         Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

         There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Fund may enter into put or call options, future contracts, options on futures contracts and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.

         Generally, the Acquiring Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the fund. The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:

         -- the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the sub-advisor anticipated;
         -- the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
         -- the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund's initial investment; and
         -- the counterparty may fail to perform its obligations.

Convertible Securities

         Convertible securities are fixed-income securities that a fund has the right to exchange for equity securities at a specified conversion price. The option allows the fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the fund could realize an additional $2 per share by converting its fixed-income securities.

         Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

         The Acquiring Fund treats convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Fund may invest in convertible securities without regard to their ratings.

Foreign Investing

         The Acquiring fund may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:

         -- companies with their principal place of business or principal office outside the U.S.; and
         -- companies for which the principal securities trading market is outside the U.S.

         Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although the Acquiring Fund seeks the most favorable net results on its portfolio transactions.

         Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of fund assets is not invested and earning no return. If the Acquiring Fund is unable to make intended security purchases due to settlement problems, it may miss attractive investment opportunities. In addition, the Acquiring Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

         With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a fund's investments in those countries. In addition, a fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to fund investors.

         Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a fund's portfolio. A fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

         A fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

         Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:

         -- increased social, political and economic instability;
         -- a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
         -- lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
         -- foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
         -- relatively new capital market structure or market-oriented economy; -- the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
         -- restrictions that may make it difficult or impossible for the fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
         -- possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

         In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

         Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

         Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Small and Medium Capitalization Companies

         The Acquiring Fund may hold securities of small and medium capitalization companies. Market capitalization is defined as total current market value of a company's outstanding common stock.

         Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

         Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.

Temporary Defensive Measures

         From time to time, as part of its investment strategy, the Acquiring Fund may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent that a fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a fund may purchase U.S. government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

         There is no limit on the extent to which the funds may take temporary defensive measures. In taking such measures, a fund may fail to achieve its investment objective.

Portfolio Turnover

         "Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

         Funds with high turnover rates (more than 100%) often have higher transaction costs (that are paid by the fund) that may have an adverse impact on fund performance and may generate short-term capital gains (on which taxes may be imposed even if no shares of the fund are sold during the year).

         Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


                      INFORMATION ABOUT THE REORGANIZATION

                             Plan of Reorganization

         The Acquired Fund has entered into a Plan of Reorganization with the Acquiring Fund. The terms of the Plan are summarized below. The summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix A to this Proxy Statement/Prospectus.

         Under the Plan, the Acquiring Fund will acquire all the assets and assume all the liabilities of the Acquired Fund. We expect that the closing date will be January 5, 2007, assuming shareholder approval of the Plan, and that the Effective Time of the Reorganization will be as of the close of regularly scheduled trading on the NYSE (normally 3:00 p.m., Central Time) on that date. Each Fund will determine its net asset values as of the close of trading on the NYSE using the procedures described in its then current prospectus (the procedures applicable to the Acquired Fund and the Acquiring Fund are identical). The Acquiring Fund will issue to the Acquired Fund a number of Class 1 shares with a total value equal to the total value of the net assets of the Class 1 shares of the Acquired Fund outstanding at the Effective Time of the Reorganization.

         Immediately after the Effective Time of the Reorganization, the Acquired Fund will distribute to its shareholders Class 1 shares of the Acquiring Fund in exchange for all your Acquired Fund Class 1 shares. Acquired Fund shareholders will receive a number of full and fractional Class 1 shares of the Acquiring Fund that are equal in value to the value of the Class 1 shares of the Acquired Fund that are surrendered in the exchange. In connection with the exchange, the Acquiring Fund will credit on its books an appropriate number of its shares to the account of each Acquired Fund shareholder, and the Acquired Fund will cancel on its books all its shares registered to the account of that shareholder. After the Effective Time of the Reorganization, the Acquired Fund will be dissolved in accordance with applicable law.

         The consummation of the transactions contemplated by the Plan is subject to the approval of the Plan by the shareholders of the Acquired Fund. The Plan may be amended, but no amendment may be made which in the opinion of the Board of Directors would materially adversely affect the interests of the shareholders of the Acquired Fund after they have approved the Plan. The Board of Directors may terminate the Plan at any time before the Effective Time of the Reorganization if it believes that consummation of the transactions contemplated by the Plan would not be in the best interests of the shareholders.

         The Reorganization will not be effected unless the Acquiring Fund first acquires substantially all of the assets of the WMVT Acquired Fund.

         Under the Plan, the expenses of the Reorganization (other than trading costs associated with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible) will be borne by PMC. The portfolio repositioning may result in the realization of taxable capital gains which will be distributed to shareholders of the affected Acquired Fund prior to its Reorganization. Expenses expected to be incurred in connection with the Reorganization include, but are not limited to, accountants' fees, legal fees, registration fees, printing expenses, transfer taxes (if any) and the fees of banks and transfer agents.

         If the Plan is not approved by the shareholders of the Acquired Fund or is not consummated for any other reason, the Board will consider other possible courses of action. The Board, including all the Independent Directors, recommends that shareholders vote FOR the Proposal.

                         Reasons for the Reorganization

         The Reorganization will permit PVC to substitute for the Acquired Fund an Acquiring Fund that the Board believes will produce higher returns for shareholders. The Acquiring Fund is a new fund, which has investment objectives and strategies that are identical to those of the WMVT Acquired Fund and are substantially similar to those of the Acquired Fund. Accordingly, after the Reorganization, it should be reasonable for shareholders to have the same investment expectations. The persons responsible for the day-to-day management of the WMVT Acquired Fund will be responsible for the day-to-day management of the Acquiring Fund. This is important to keep in mind because, for the one-and five-year periods ended December 31, 2005 as well as since each Fund's inception, the WMVT Acquired Fund has generated performance results that are greater than the returns of the Acquired Fund. Although past performance is no guarantee of future results, shareholders may want to compare the performance record of the Acquired Fund to the WMVT Acquired Fund's performance record because that information will provide an indication of the risks of investing in the Funds. Moreover, Acquired Fund shareholders may benefit from the Acquiring Fund's larger asset base resulting from the addition of the WMVT Acquired Fund's assets. As a result of the Reorganization, the Acquiring Fund may have improved prospects for growth, may operate more efficiently and may have greater potential for attendant reductions in overall expenses.

                    Board Consideration of the Reorganization

         The Board of Directors, including the Directors who are not "interested persons" (as defined in the 1940 Act) of the Acquired Fund (the "Independent Directors"), considered the Reorganization at meetings held on August 16, 2006, August 25, 2006 and September 11, 2006. The Board considered information about the Reorganization presented by PMC, and the Independent Directors were assisted by independent legal counsel and an independent consultant. The Board requested and evaluated such information as it deemed necessary to consider the Reorganization. At the September 11, 2006 meeting, the Board of Directors unanimously approved the Reorganization after concluding that the Acquired Fund's participation in the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization.

         In determining whether to approve the Reorganization and recommend its approval to shareholders, the Board of Directors made inquiry into a number of matters and considered, among others, the following factors, in no order of priority:

(1) the substantial similarity of the investment objectives, strategies and risks of the Acquired Fund and the Acquiring Fund and any changes with respect thereto that will result from the Reorganization;

(2)  the absence of any difference between the Funds' fundamental policies;

(3) where applicable, estimated explicit trading costs associated with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible;

(4) expense ratios and available information regarding the fees and expenses of the Acquired Fund and the Acquiring Fund, including information regarding the impact of PMC's agreement to cap the total expenses of Class 1 shares of the Acquiring Fund through February 28, 2008;

(5) comparative investment performance of and other information pertaining to the Acquired Fund and the WMVT Acquired Fund, which is expected to be the survivor of the Reorganization for accounting and performance reporting purposes;

(6) the potential effect on the Acquired Fund's shareholders of investing in a larger asset pool and the potential effect on the portfolio management of the Acquiring Fund of such a larger asset base;

(7) the prospects for growth and for achieving economies of scale, of the Acquired Fund in combination with the Acquiring Fund as combined with the WMVT Acquired Fund;

(8) the absence of any material differences in the rights of shareholders of the Acquired Fund and the Acquiring Fund;

(9) the financial strength, investment experience and resources of the sub-advisor to the Acquiring Fund;

(10) the fact that all costs of the Reorganization, other than trading costs associated with portfolio securities transactions, would be borne by PMC;

(11) any direct or indirect benefits expected to be derived by PMC and its affiliates from the Reorganization;

(12) the direct or indirect federal income tax consequences of the Reorganization, including the expected tax-free nature of the Reorganization, the impact of any federal income tax loss carryforwards and the estimated capital gain or loss expected to be incurred in connection with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the Acquiring Fund, where applicable;

(13) the fact that the Reorganization will not result in any dilution of Acquired Fund shareholder values;

(14) the terms and conditions of the Plan, including the provision that terminates the Reorganization in the event that the WMVT Acquired Fund does not first reorganize into the Acquiring Fund pursuant to the WMVT Fund Reorganization; and

(15) possible alternatives to the Reorganization.

         The Board's decision to recommend approval of the Reorganization was based on a number of factors, including the following:

(1) it should be reasonable for shareholders to have the same investment expectations after the Reorganization because the investment objectives, policies and risks of the Acquired and Acquiring Fund are substantially similar;

(2) WMA, as sub-advisor to the Acquiring Fund, may be expected to provide investment advisory services and personnel of at least the same quality as those provided by Principal Global, the sub-advisor to the Acquired Fund, and Principal - REI and Spectrum, the Acquired Fund's sub-sub-advisors;

(3) the WMVT Acquired Fund, which has a substantially larger asset base than the Acquired Fund and is expected to be reorganized into the Acquiring Fund pursuant to the WMVT Fund Reorganization, has investment objectives and strategies that are identical to those of the Acquiring Fund and has produced performance results that are comparable to those of the Acquired Fund for the one-year period ended June 30, 2006 and significantly outperformed the Acquired Fund over the three- and five-year time periods ended June 30, 2006, although no assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Reorganization; and

(4) the Acquiring Fund has the same advisory fee rate and, with a larger asset base assuming consummation of the WMVT Fund Reorganization, is expected to have a lower overall expense ratio than the Acquired Fund.

                   Description of the Securities to Be Issued

         PVC is a Maryland corporation that is authorized to issue its shares of common stock in separate series and separate classes of series. The Acquiring Fund is a separate series of PVC, and the Class 1 shares of the Acquiring Fund to be issued in connection with the Reorganization, along with the other classes of shares of that Acquiring Fund, represent interests in the assets belonging to that series and have identical dividend, liquidation and other rights, except that expenses allocated to a particular series or class are borne solely by that series or class and may cause differences in rights as described herein. Expenses related to the distribution of, and other identified expenses properly allocated to, the shares of a particular series or class are charged to, and borne solely by, that series or class, and the bearing of expenses by a particular series or class may be appropriately reflected in the net asset value attributable to, and the dividend and liquidation rights of, that series or class.

         All shares of PVC have equal voting rights and are voted in the aggregate and not by separate series or class of shares except that shares are voted by series or class: (i) when expressly required by Maryland law or the 1940 Act and (ii) on any matter submitted to shareholders which the Board of Directors has determined affects the interests of only a particular series or class.

         Shares of the Acquiring Fund, when issued, have no cumulative voting rights, are fully paid and non-assessable, have no preemptive or conversion rights and are freely transferable. Each fractional share has proportionately the same rights as are provided for a full share.

                         Federal Income Tax Consequences

         As a condition to the consummation of the Reorganization, PVC will have received an opinion from Dykema Gossett PLLC substantially to the effect that, based upon the facts and assumptions stated therein, for federal income tax purposes: (1) the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code; (2) no gain or loss will be recognized by the Acquired Fund or the Acquiring Fund upon the transfer of the assets and liabilities, if any, of the Acquired Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund; (3) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of such Acquired Fund's shares solely for shares of the Acquiring Fund; (4) the holding period and tax basis of the shares of the Acquiring Fund received by each holder of shares of the Acquired Fund pursuant to the Reorganization will be the same as the holding period and tax basis of the shares of the Acquired Fund held by the shareholder (provided the shares of the Acquired Fund were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; and (5) the holding period and tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the holding period and tax basis of those assets to the Acquired Fund immediately prior to the Reorganization.

         The foregoing is only a summary of the principal federal income tax consequences of the Reorganization and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. The above description of the federal income tax consequences of the Reorganization is made without regard to the particular circumstances of any Contract Owner. Contract Owners are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

                                 CAPITALIZATION

         The following table shows as of June 30, 2006: (i) the capitalization of the Acquired Fund; (ii) the capitalization of the WMVT Acquired Fund that is proposed to be reorganized into the Acquiring Fund pursuant to the WMVT Fund Reorganization; (iii) the capitalization of the Acquiring Fund; and (iv) pro forma combined capitalization of the Acquired Fund, the WMVT Acquired Fund and the Acquiring Fund as if the Reorganization had occurred as of that date. As of June 30, 2006, the Acquired Fund had outstanding one class of shares. As of June 30, 2006, the WMVT Acquired Fund had outstanding two classes of shares: Class 1 and Class 2. The Acquiring Fund will commence operations at the effective time of the WMVT Fund Reorganization, which is scheduled to occur immediately before the Reorganization, and will first issue its shares in connection with the WMVT Fund Reorganization.
                                                      Net Asset       Shares
                                       Net Assets       Value       Outstanding
                                     (000s omitted)   Per Share   (000s omitted)
(1)  Equity Income Account
     (Acquired Fund)         --Class 1    $125,531        $10.18         12,331
                             --Class 2          --            --             --
                             --Total       125,531                       12,331

(2)  WMVT Equity Income Fund
     (WMVT Acquired Fund)    --Class 1    $271,718        $17.33         15,680
                             --Class 2      53,343         17.22          3,098
                             --Total       325,061                       18,778
(3)  Equity Income Account I
     (Acquiring Fund)        --Class 1           --          --             --
                             --Class 2           --          --             --
                             --Total             --                         --

(4)  Equity Income Account I
     (Acquiring Fund)
     (Pro forma assuming     --Class 1    $397,249        $17.33         22,924
     combination of (1),(2)  --Class 2      53,343         17.22          3,098
     and (3))                --Total       450,592                       26,022


                     ADDITIONAL INFORMATION ABOUT THE FUNDS

                           Multiple Classes of Shares

         The Board of Directors of PVC has adopted an 18f-3 Plan for both of the Funds. Under these plans, the Acquired Fund currently offers Class 1 shares. The Acquiring Fund will first issue Class 1 and Class 2 shares in connection with the WMVT Fund Reorganization. Class 1 and Class 2 shares are the same except for differences in class expenses, including any 12b-1 fees. Additional share classes may be offered in the future.

                                Pricing of Shares

         The net asset value ("NAV") per share of the Acquired Fund, which has only one class of shares, is calculated by:

         o taking the current market value of the total assets of the Fund; o subtracting liabilities of the Fund; and o dividing the remainder by the total number of shares outstanding.

         The NAV per share of the Acquiring Fund, which has multiple classes of shares, is calculated by:

         o taking the current market value of the total assets of the Fund; o subtracting liabilities of the Fund; o dividing the remainder proportionately into the classes of the Fund; o subtracting the liabilities of each class; and o dividing the remainder by the total number of outstanding shares of that class.

         If current market values are not readily available for a security owned by a Fund, the fair value of the security is determined by, or under procedures established by and under the supervision of the Board of Directors. Fair value pricing is applied when reliable market quotations are unavailable, including when the closing price of portfolio securities primarily traded in foreign markets is deemed to be substantially inaccurate at the close of the NYSE as a result of significant events occurring after the close of the market on which the foreign securities are traded but before a Fund's NAV is calculated. Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. The fair valuation procedures used by the Acquired and Acquiring Funds are intended to discourage investments in the Funds for the purpose of engaging in market timing and arbitrage transactions (see "Frequent Trading and Market Timing (Abusive Trading Practices)" below). No assurance can be given, however, that fair value pricing will successfully eliminate all potential opportunities for such trading.

                           Dividends and Distributions

         Distributions of net investment income (i.e., all income other than capital gains) and of net realized capital gains on securities is determined separately for each Fund. Dividends and distributions paid by a Fund will be automatically reinvested (at current net asset value) in additional full and fractional shares of that Fund. Each Fund declares and pays dividends and distributes any net realized capital gains annually. Distributions of any net short-term capital gains earned by a Fund are distributed no less frequently than annually at the discretion of the Board of Directors.

         Immediately prior to the Effective Time of the Reorganization, the Acquired Fund will pay a dividend or dividends that, together with all previous dividends, will have the effect of distributing to its shareholders all of its investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gains, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward).

                       Purchases and Redemptions of Shares

         Shares of the Acquired Fund are offered only to Separate Accounts of Principal Life and, after the Reorganization, shares of the Acquiring Fund will be offered to Separate Accounts of Principal Life and other insurance companies for the purpose of providing investment choices under the variable annuity and variable life insurance contracts issued through these insurance companies. Shares of the Acquiring Fund will also be offered to qualified retirement plans after the Reorganization. The Funds reserve the right to refuse any order for the purchase of shares, including those by exchange.

         Shares of the Funds are sold in a continuous offering. Net purchase payments under the Contracts are placed in one or more of the sub-accounts or divisions of the Separate Accounts and are invested in the shares of the Funds corresponding to such sub-accounts or divisions. Shares of the Funds are purchased and redeemed at NAV without sales or redemption charges. For each day on which a Fund's NAV is calculated, each Separate Account transmits to PVC any orders to purchase or redeem shares of the Funds based on purchase payments; redemption (surrender) requests; and transfer requests from Contract Owners, annuitants, or beneficiaries which are priced that day. Purchases and redemptions are effected at the NAV next determined after receipt by PVC of a properly completed purchase or redemption order. All purchase and redemption orders are processed in accordance with applicable regulations. PVC may suspend redemptions, if permitted under the 1940 Act, for any period during which the NYSE is closed, when trading is restricted by the SEC, or when the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of shareholders.

         Frequent Trading and Market Timing (Abusive Trading Practices)

         Neither the Acquired Fund nor the Acquiring Fund is intended for "market timing" or other forms of abusive short-term trading. If the Funds are used for short-term trading, shareholders could suffer adverse effects, including increased transaction costs and dilution of investment returns to the detriment of all shareholders. Frequent trading can cause a portfolio manager to maintain larger cash positions than desired, unplanned portfolio turnover, and increased broker/dealer commissions or other transaction costs and can trigger taxable capital gains. In addition, some frequent traders attempt to exploit perceived valuation inefficiencies that can occur if the valuation of a fund's portfolio securities does not reflect conditions as of the close of the NYSE, which is the time as of which a fund's NAV per share is determined. For example, the closing price of securities primarily trading in markets that close prior to the NYSE may not reflect events that occurred after the close of that market. This type of arbitrage activity can dilute a fund or portfolio's NAV per share for long-term investors.

         Certain funds may be at greater risk of harm due to frequent purchases and redemptions. For example, those funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage.

         The Board of Directors has adopted policies and procedures with respect to frequent purchases and redemptions of shares of the PVC Funds. The PVC Funds have adopted procedures to "fair value" foreign securities under certain circumstances, which are intended, in part, to discourage excessive trading of shares of the funds. The Board has also adopted policies and procedures with respect to frequent purchases and redemptions of shares of the funds.

         As the PVC Funds are, at the present time, available only through variable annuity or variable life contracts issued by Principal Life, PVC must rely on Principal Life to monitor customer trading activity and to identify and take action against excessive trading. If PVC or Principal Life deems excessive trading practices to be occurring, action will be taken that may include, but is not limited to the following:

     -- Rejecting exchange instructions from the shareholder or other person authorized by the shareholder to direct exchanges;
     -- Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier or by telephone;
     -- Limiting the dollar amount of an exchange and/or the number of exchanges during a year; -- Requiring a holding period of a minimum of 30 days before permitting exchanges among the PVC Funds where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption); and
     -- Taking such other action as directed by the PVC.

         PVC has reserved the right to accept or reject, without prior written notice, any exchange requests.

         While PVC's policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that PVC or Principal Life will identify and prevent abusive trading in all instances and no assurances that such practices will not occur. When PVC does identify abusive trading, it will apply PVC's policies and procedures in a fair and uniform manner. If PVC is not able to identify abusive trading practices, the abuses described above may negatively impact the funds. In addition, PVC may not have sufficient information to prevent market timing, especially with respect to accounts held in the names of financial intermediaries ("omnibus accounts").

                        Disclosure of Portfolio Holdings

         The policies and procedures of PVC with respect to the disclosure of the portfolio securities of the Acquired and Acquiring Funds are described in the PVC SAI.
                               VOTING INFORMATION

         Voting procedures. PVC is furnishing this Proxy Statement/Prospectus to you in connection with the solicitation on behalf of the Board of proxies to be used at the Meeting. The Board is asking permission to vote for you. If you complete and return the enclosed proxy ballot, the persons named as proxies will vote your shares as you indicate or for approval of each matter for which there is no indication. You may revoke your proxy at any time prior to the proxy's exercise by: (i) sending written notice to the Secretary of Principal Variable Contracts Fund, Inc. at Principal Financial Group, Des Moines, Iowa 50392-2080, prior to the Meeting; (ii) subsequent execution and return of another proxy prior to the Meeting; or (iii) being present and voting in person at the Meeting after giving oral notice of the revocation to the Chairman of the Meeting.

         Voting rights. Only shareholders of record at the close of business on October 6, 2006 (the "Record Date") are entitled to vote. You are entitled to one vote on each matter submitted to the shareholders of the Acquired Fund for each share of the Acquired Fund that you hold, and fractional votes for fractional shares held. The Proposal requires for approval the affirmative vote of a "Majority of the Outstanding Voting Securities," which is a term defined in the 1940 Act to mean, with respect to the Acquired Fund, the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Acquired Fund present at the meeting of the Fund, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or
(2) more than 50% of the outstanding voting securities of the Acquired Fund.

         The number of votes eligible to be cast at the Meeting as of the Record Date and other share ownership information are set forth below under the heading "Outstanding Shares and Share Ownership" in this Proxy Statement/Prospectus.

         Quorum requirements. A quorum must be present at the Meeting for the transaction of business. The presence in person or by proxy of one-third of the shares of the Acquired Fund outstanding at the close of business on the Record Date constitutes a quorum for a Meeting, and shares subject to Mirror Voting (as defined below) are counted for purposes of determining a quorum. Abstentions are counted toward a quorum but do not represent votes cast for any issue. Under the 1940 Act, the affirmative vote necessary to approve a Proposal may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of counting abstentions as if they were votes against a Proposal.

         In the event the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies or any shareholder present at the Meeting may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a Proposal or any other matter will require the affirmative vote of the holders of a majority of the shares of the affected Acquired Fund cast at the Meeting. The persons named as proxies and any shareholder present at the Meeting will vote for or against any adjournment in their discretion.

         Contract Owner Voting Instructions. Shares of PVC Funds are sold to Separate Accounts of Principal Life and are used to fund Contracts. Each Contract Owner whose Contract is funded by a registered Separate Account is entitled to instruct Principal Life as to how to vote the shares attributable to his or her Contract and can do so by marking voting instructions on the voting instruction card enclosed with this Proxy Statement/Prospectus and then signing, dating and mailing the voting instruction card in the envelope provided. If a card is not marked to indicate voting instructions, but is signed, dated and returned, it will be treated as an instruction to vote the shares in favor of the Proposal. Principal Life will vote the shares for which it receives timely voting instructions from Contract Owners in accordance with those instructions and will vote those shares for which it receives no timely voting instructions for and against approval of a proposal, and as an abstention, in the same proportion as the shares for which it receives voting instructions. Shares attributable to amounts invested by Principal Life will be voted in the same proportion as votes cast by Contract Owners ("Mirror Voting"). The effect of such proportional voting is that a small number of Contract Owners can determine the outcome of the voting. There are not expected to be any "broker non-votes."

         Solicitation procedures. PVC intends to solicit proxies by mail. Officers or employees of PVC, PMC or their affiliates may make additional solicitations by telephone, internet, facsimile or personal contact. They will not be specially compensated for these services. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by PMC for their out-of-pocket expenses.

         Expenses of the Meetings. The expenses of the Meeting will be treated as an expense related to the Reorganization and will be paid by PMC.

                     OUTSTANDING SHARES AND SHARE OWNERSHIP

         As of the Record Date, the number of shares of the Acquired Fund outstanding and entitled to vote was 13,240,981.267.

         As of the Record Date, the Directors and officers of PVC together owned beneficially less than 1% of the outstanding shares of the Acquired Fund.

         As of the Record Date, all outstanding shares of the Acquired Fund were owned of record by Principal Life, and no persons were known by PVC to own beneficially 5% or more of the outstanding shares the Acquired Fund.

                              FINANCIAL STATEMENTS

         The financial highlights of the Acquired Fund contained in the PVC Prospectus are incorporated by reference into this Proxy Statement/Prospectus, and the financial statements of the Acquired Fund incorporated by reference into the Statement of Additional Information, have been so incorporated by reference in reliance on the report of Ernst & Young LLP, Independent Registered Public Accounting Firm.

         The unaudited financial highlights of the Acquired Fund as of June 30, 2006 are incorporated by reference to the Semi-Annual Report to Shareholders of the PVC Funds for the six-month period ended June 30, 2006.

                                  LEGAL MATTERS

         Certain matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Michael D. Roughton, Esq., Counsel to PVC. Certain tax consequences of the Reorganization will be passed upon by Dykema Gossett PLLC, 400 Renaissance Center, Detroit, Michigan 48243.

                                OTHER INFORMATION

         The Board does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement/Prospectus. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

         PVC is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of any PVC Fund must be received by PVC a reasonable time before its solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.


                       BY ORDER OF THE BOARD OF DIRECTORS

November 13, 2006
Des Moines, Iowa





                                   APPENDIX A

                             PLAN OF REORGANIZATION

                           Equity Income Account I and
                              Equity Income Account

         The Board of Directors of Principal Variable Contracts Fund, Inc., a Maryland corporation (the "Fund"), deems it advisable that the Equity Income Account I of the Fund (the "Acquiring Fund") and the Equity Income Account of the Fund (the "Acquired Fund") engage in the reorganization described below.

         The Acquired Fund will transfer to the Acquiring Fund, and the Acquiring Fund will acquire from the Acquired Fund, all of the assets of the Acquired Fund on the Closing Date and will assume from the Acquired Fund all of the liabilities of the Acquired Fund in exchange for the issuance of the number of Class 1 shares of the Acquiring Fund determined as provided in the following paragraphs, which shares will be subsequently distributed pro rata to the shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund and in exchange for all of the Acquired Fund's outstanding shares. The Acquired Fund will not issue, sell or transfer any of its shares after the Closing Date, and only redemption requests received by the Acquired Fund in proper form prior to the Closing Date shall be fulfilled by the Acquired Fund. Redemption requests received by the Acquired Fund thereafter will be treated as requests for redemption of those shares of the Acquiring Fund allocable to the shareholder in question.

         The Acquired Fund will declare to its shareholders of record on or prior to the Closing Date a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its income (computed without regard to any deduction for dividends paid) and all of its net realized capital gains, if any, for the current taxable year through the Closing Date.

         On the Closing Date, the Acquiring Fund will issue to the Acquired Fund a number of full and fractional Class 1 shares of the Acquiring Fund, taken at their then net asset value, having an aggregate net asset value equal to the aggregate value of the net assets of the shares of the Acquired Fund. The aggregate value of the net assets of the Acquired Fund and the Acquiring Fund shall be determined in accordance with the then current Prospectus of the Acquiring Fund as of close of regularly scheduled trading on the New York Stock Exchange on the Closing Date.

         The transactions contemplated in this Plan shall not be effected unless the Acquiring Fund has previously acquired substantially all the assets of the Equity Income Fund of WM Variable Trust (the "WM Acquisition") and shall be effected immediately after the WM Acquisition. For purposes of the preceding paragraph, the aggregate net assets of the Acquiring Fund shall mean the aggregate net assets of the Acquiring Fund after the WM Acquisition.

         The closing of the transactions contemplated in this Plan (the "Closing") shall be held at the offices of Principal Management Corporation, 680 8th Street, Des Moines, Iowa 50392-2080 at 3:00 p.m. Central Time on January 5, 2007, or on such earlier or later date as fund management may determine. The date on which the Closing is to be held as provided in this Plan shall be known as the "Closing Date."
         In the event that on the Closing Date (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings or (b) trading on said Exchange is restricted or (c) an emergency exists as a result of which it is not reasonably practicable for the Acquiring Fund or the Acquired Fund to fairly determine the value of its assets, the Closing Date shall be postponed until the first business day after the day on which trading shall have been fully resumed or to such other date determined by fund management.

         As soon as practicable after the Closing, the Acquired Fund shall (a) distribute on a pro rata basis to the shareholders of record of the Acquired Fund at the close of business on the Closing Date the Class 1 shares of the Acquiring Fund received by the Acquired Fund at the Closing in exchange for all of the Acquired Fund's outstanding shares, and (b) be liquidated in accordance with applicable law and the Fund's Articles of Incorporation.

         For purposes of the distribution of shares of the Acquiring Fund to shareholders of the Acquired Fund, the Acquiring Fund shall credit on its books an appropriate number of Class 1 shares to the account of each shareholder of the Acquired Fund. No certificates will be issued for shares of the Acquiring Fund. After the Closing Date and until surrendered, each outstanding certificate, if any, which, prior to the Closing Date, represented shares of the Acquired Fund, shall be deemed for all purposes of the Fund's Articles of Incorporation and Bylaws to evidence the appropriate number of Class 1 shares of the Acquiring Fund to be credited on the books of the Acquiring Fund in respect of such shares of the Acquired Fund as provided above.

         Prior to the Closing Date, the Acquired Fund shall deliver to the Acquiring Fund a list setting forth the assets to be assigned, delivered and transferred to the Acquiring Fund, including the securities then owned by the Acquired Fund and the respective federal income tax bases (on an identified cost basis) thereof, and the liabilities to be assumed by the Acquiring Fund pursuant to this Plan.

         All of the Acquired Fund's portfolio securities shall be delivered by the Acquired Fund's custodian on the Closing Date to the Acquiring Fund or its custodian, either endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the practice of brokers or, if such securities are held in a securities depository within the meaning of Rule 17f-4 under the Investment Company Act of 1940, transferred to an account in the name of the Acquiring Fund or its custodian with said depository. All cash to be delivered pursuant to this Plan shall be transferred from the Acquired Fund's account at its custodian to the Acquiring Fund's account at its custodian. If on the Closing Date the Acquired Fund is unable to make good delivery to the Acquiring Fund's custodian of any of the Acquired Fund's portfolio securities because such securities have not yet been delivered to the Acquired Fund's custodian by its brokers or by the transfer agent for such securities, then the delivery requirement with respect to such securities shall be waived, and the Acquired Fund shall deliver to the Acquiring Fund's custodian on or by said Closing Date with respect to said undelivered securities executed copies of an agreement of assignment in a form satisfactory to the Acquiring Fund, and a due bill or due bills in form and substance satisfactory to the custodian, together with such other documents including brokers' confirmations, as may be reasonably required by the Acquiring Fund.

         This Plan may be abandoned and terminated, whether before or after action thereon by the shareholders of the Acquired Fund and notwithstanding favorable action by such shareholders, if the Board of Directors believe that the consummation of the transactions contemplated hereunder would not be in the best interests of the shareholders of either Fund. This Plan may be amended by the Board of Directors at any time, except that after approval by the shareholders of the Acquired Fund no amendment may be made with respect to the Plan which in the opinion of the Board of Directors materially adversely affects the interests of the shareholders of the Acquired Fund.

         Except as expressly provided otherwise in this Plan, Principal Management Corporation will pay or cause to be paid all out-of-pocket fees and expenses incurred by the Acquired Fund and the Acquiring Fund in connection with the transactions contemplated under this Plan, including, but not limited to, accountants' fees, legal fees, registration fees, printing expenses, transfer taxes (if any) and the fees of banks and transfer agents.

IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed by its President or Vice President as of the ___ day of _________, 2006.

PRINCIPAL VARIABLE CONTRACTS              PRINCIPAL VARIABLE CONTRACTS
FUND, INC.                                FUND, INC.
on behalf of the following Acquired Fund: on behalf of the following Acquiring
                                          Fund:
   Equity Income Account                    Equity Income Account I


By: _____________________________         By: _______________________________
       Ralph C. Eucher                           Michael J. Beer
       President                                 Executive Vice President

Principal Management Corporation agrees to the provisions set forth in the last paragraph of this Plan.

PRINCIPAL MANAGEMENT CORPORATION


By:_________________________________
      Ralph C. Eucher
      President

                                                                      APPENDIX B
                              DEBT SECURITY RATINGS

Standard & Poor's Ratings Group ("S&P")

Commercial Paper:

A-1 The rating A-1 is the highest rating assigned by S&P to commercial paper. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high for issuers designated "A-1."

Bonds:

AAA               Debt rated AAA has the highest rating assigned by S&P.
                  Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC-CC       Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D Bonds rated D are in default. The D category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

Moody's Investors Service, Inc. ("Moody's")

Commercial Paper:

P-1           The rating P-1 is the highest  commercial paper rating assigned by Moody's.  Issuers rated P-1
              (or related  supporting  institutions)  have a superior  capacity for  repayment of short-term promissory  obligations.  P-1  repayment  capacity will normally be evidenced by the following characteristics:  (1) leading market  positions in established  industries;  (2) high rates of return on funds employed;  (3) conservative  capitalization  structures with moderate reliance on debt  and  ample  asset  protection;  (4)  broad  margins  in  earnings  coverage  of fixed financial  charges and high internal cash  generation;  and (5) well  established  access to a range of financial markets and assured sources of alternate liquidity.

P-2 Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Bonds:

Aaa Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers "1," "2" and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

                            VOTING INSTRUCTION FORM
                    Principal Variable Contracts Fund, Inc.
                          Des Moines, Iowa 50392-2080

                      GIVE YOUR VOTING INSTRUCTIONS TODAY!

               SPECIAL MEETING OF SHAREHOLDERS DECEMBER 15, 2006

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                              EQUITY INCOME ACCOUNT


With respect to the proposal listed on the reverse side of this form, the Board of Directors of Principal Variable Contracts Fund, Inc. ("PVC") is soliciting your instructions for voting shares of the Equity Income Account, a series of PVC, that are attributable to your variable contract and held by Principal Life Insurance Company ("Principal Life"). Principal Life will vote the shares in accordance with your instructions at a Special Meeting of Shareholders of the Equity Income Account to be held on December 15, 2006 at 2:00 p.m. Central Time, and at any adjournments thereof. In the discretion of Principal Life, votes also will be authorized for such other matters as may properly come before the meeting.

Check the appropriate box on the reverse of this form, date this form and sign exactly as your name appears. Your signature acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement/Prospectus related to the Special Meeting. If you complete, sign and return the form, Principal Life will vote as you have instructed. If you simply sign and return the form, it will be voted FOR the proposal. If your instructions are not received, votes will be cast in proportion to the instructions received from all other contractowners with a voting interest in the Equity Income Account.

                                Date:  ________________________, 2006




               Signature(s), (Title(s), if applicable) (Sign in the Box) Please sign exactly as your name appears on this form. Please mark, sign, date and mail your form in the enclosed postage paid envelope. If shares are held jointly, either party may sign. If executed by a corporation, an authorized officer must sign. Executors, attorneys, guardians, administrators and trustees should so indicate when signing.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. X PLEASE DO NOT USE FINE POINT PENS.

     1. Approval of a Plan of Reorganization providing for the reorganization of the Equity Income Account into the Equity Income Account I.

                 FOR [  ]       AGAINST [   ]       ABSTAIN [   ]


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS